UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 19, 2002
                                ----------------
                                (Date of Report)

                         ACHIEVEMENT TEC HOLDINGS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  0-23737              820290939
   ----------------------------      ------------      -------------------
   (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)           File Number)      Identification No.)

            2100 HIGHWAY 360, SUITE 400-B, GRAND PRAIRIE, TEXAS 75050
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (972) 641-5494
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
         (Former name or former address, if changed since last report.)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

 Rescission,  Final  Release and  Settlement  Agreement,  dated as of January 1,
 -------------------------------------------------------------------------------
 2002, by and between  Achievement Tec Holdings,  Inc., a Delaware  corporation,
 -------------------------------------------------------------------------------
 and L+R Moran, Inc., a Texas corporation
 ----------------------------------------

As of January 1, 2002, Achievement Tec Holdings, Inc., a Delaware corporation (the "Company"), and L+R Moran, Inc., a Texas corporation ("L+R Moran") entered into a Rescission, Final Release and Settlement Agreement, whereby the Company and L+R Moran agreed to rescind the Purchase and Sale Agreement dated December 14, 2000 between the parties, thereby releasing the Company and L+R Moran from any and all obligations incurred by each party as a result of the Purchase and Sale Agreement dated December 14, 2000.

Pursuant to the Rescission, Final Release and Settlement Agreement, each of the parties acknowledges that the Purchase and Sale Agreement dated December 14, 2000, is terminated along with all related agreements or instruments in all respects and this specifically includes in contract of employment, stock options and bill of sale. Each party agrees to hold the other party harmless, including officers, directors, shareholders, agents and assigns, from any and all liability arising from the Agreement and Purchase of Sale Agreement dated
December 14, 2000. Further, the Company agrees to defend, indemnify and hold harmless L+R Moran and its successors and assigns from, against and in respect of any and all loss or damage, including attorneys and accounting fees, resulting from the operation of Company from the date of execution of the Release and Settlement Agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Business Disposed.

        It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

        (b) Pro Forma Financial Information.

        It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

        (c) Exhibits.

        The following exhibit is attached and filed electronically herewith:

        Exhibit Number         Name of Exhibit
        --------------         ---------------

        99.1 Rescission, Final Release and Settlement Agreement, dated as of January 1,2002, by and between Achievement Tec Holdings, Inc., a
                               Delaware corporation, and L+R Moran, Inc., a Texas corporation



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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 2, 2002

SILVER RAMONA MINING COMPANY


BY: /s/ Milton S. Cotter
    ------------------------------
NAME:   Milton S. Cotter
TITLE:  President





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